SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):       June 1, 2006
Park-Ohio Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	000-03134	34-1867219

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23000 Euclid Avenue, Cleveland Ohio	44117

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:      (216) 692-7200
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Park-Ohio Holdings Corp. (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating, in its entirety, the description of its common stock, par value $1.00 per share (the “Common Stock”). No description of the Common Stock appears in a document available through EDGAR. Accordingly, the Company is filing this report for the purpose of updating its description of Common Stock.
DESCRIPTION OF COMMON STOCK
     The Company is authorized to issue 40,000,000 shares of Common Stock and 632,470 shares of serial preferred stock, par value $1.00 per share. As of April 30, 2006, there were 10,969,360 shares of Common Stock issued and outstanding and no shares of serial preferred stock issued and outstanding.
Common Stock
     This section describes the general terms and provisions of the Common Stock. This description is not a complete description of the terms of the Common Stock and is qualified by reference to the full text of the Company’s Articles of Incorporation (the “Articles of Incorporation”) and Code of Regulations (the “Regulations”), which are attached as exhibits hereto and are incorporated by reference into this Current Report on Form 8-K, and the provisions of Ohio law cited herein.
     Subject to the rights of any holders of serial preferred stock, each outstanding share of Common Stock is entitled to such dividends as may be declared from time to time by the Company’s board of directors. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of shareholders. Pursuant to the Articles of Incorporation, holders of Common Stock do not have the right to cumulative voting; therefore, the holders of a majority of the shares voting for the election of the board of directors can elect all the directors standing for election, if they so choose. In the event of liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to receive, on a pro rata basis, any assets remaining after provision for payment of creditors and any holders of the Company’s serial preferred stock.
     No holder of the Company’s stock has any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, except to the extent provided by the board of directors.

Serial Preferred Stock
     This section describes the general terms and provisions of the Company’s serial preferred stock. For more detailed information, you should refer to the Company’s Articles of Incorporation and Regulations. The Articles of Incorporation authorize the board of directors to issue the serial preferred stock as serial stock of any series and in connection with the creation of such series to fix by the resolution or resolutions providing for the issue of shares the voting powers and designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, to the fullest extent permitted by the laws of the State of Ohio.
Certain Anti-Takeover Provisions Relating to the Company
     The Articles of Incorporation contain provisions that may make the acquisition of control of the Company by means of a tender offer, open market purchase, proxy fight or otherwise more difficult. The Regulations also contains provisions that could have an anti-takeover effect.
     These provisions of the Articles of Incorporation and the Regulations are designed to encourage persons seeking to acquire control of the Company to negotiate the terms with the Company’s board of directors. The Company believes that, as a general rule, the interests of its shareholders would be served best if any change in control results from negotiations with the board of directors based upon careful consideration of the proposed terms, such as the price to be paid to shareholders, the form of consideration to be paid and the anticipated tax effects of the transaction.
     The provisions could, however, have the effect of discouraging a prospective acquiror from making a tender offer or otherwise attempting to obtain control of the Company. To the extent that these provisions discourage takeover attempts, they could deprive shareholders of opportunities to realize takeover premiums for their shares. Moreover, these provisions could discourage accumulations of large blocks of shares of the Common Stock, thus depriving shareholders of any advantages that large accumulations of stock might provide. Set forth below is a summary of the relevant provisions of the Articles of Incorporation and the Regulations and certain applicable sections of the Ohio general corporation law. This summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to all of the provisions of the Articles of Incorporation and the Regulations.
Classified Board; No Cumulative Voting
     The Regulations provide for a classified board of directors and no cumulative voting in the election of directors. Such provisions may discourage purchases of a significant minority position because they tend to delay and render more difficult a purchaser’s ability to obtain control of the board. Although the Company’s directors may be removed without cause, the Regulations require the affirmative vote of the holders of at least 80% of the Company’s outstanding voting shares to remove any director.

Special Vote Required To Approve Certain Transactions With Related Persons
     Except as provided below, Article Fifth of the Articles of Incorporation requires the affirmative vote of the holders of at least 80% of the Company’s outstanding voting shares:
•	to adopt an agreement for the merger or consolidation of the Company with or into any entity, which is the beneficial owner of more than 5% of the voting power of the Company, any such beneficial owner being referred to as a Related Person;

•	to authorize the sale, lease, exchange, transfer or other disposition of all or substantially all of the assets of the Company to a Related Person; or

•	to authorize any purchase by the Company of any assets or securities of any Related Person in exchange, in whole or part, for voting shares of the Company.
     Notwithstanding the foregoing, Article Fifth expressly excludes from this special vote requirement:
•	any transaction which, but for such special vote requirement, would not require the vote or consent of shareholders of the Company;

•	any transaction with another person or entity if prior to such transaction and prior to the time that such other person or entity shall have become a Related Person, the board of directors of the Company, upon the unanimous recommendation of all directors of the Company who are neither “associates” nor “affiliates” (as such terms are defined under the federal securities laws) of the Related Person, shall have approved (1) the transaction or the entry by the Company into a written understanding with the Related Person substantially consistent with such transaction, or (2) the acquisition by such other person or entity of beneficial ownership of more than 5% of the voting shares of the Company; or

•	any transaction with a corporation a majority of the outstanding voting power of which is owned of record or beneficially by the Company and its subsidiaries.
Special Vote Required To Approve Certain Control Share Acquisitions
     Article Sixth of the Articles of Incorporation is substantially similar to the Ohio Control Share Acquisition Statute, Section 1701.831 of the Ohio Revised Code, as currently in effect. The Articles of Incorporation provide that the Ohio Control Share Acquisition Statute shall not apply to acquisitions of the Company’s shares.
     Article Sixth provides that no person (or entity or group) shall make a Control Share Acquisition (as defined below) without first obtaining the authorization of the Company’s shareholders in accordance with certain procedural requirements. A “Control Share Acquisition” is generally any acquisition, directly or indirectly, of shares of the Company that, when added to all other shares of the Company owned or controlled by the acquirer, would entitle the acquirer, alone or with others, to exercise or direct the exercise of the voting power of the Company in the election of directors within any of the following ranges of voting power:

•	one-fifth or more but less than one-third of such voting power;

•	one-third or more but less than a majority of such voting power; or

•	a majority or more of such voting power.
     Article Sixth requires that the person proposing to make a Control Share Acquisition deliver a notice to the Company containing, among other things, a description of the terms of the proposed acquisition and reasonable evidence that the proposed Control Share Acquisition, if consummated, would not be contrary to law and that the person who is giving the notice has the financial capacity to make such acquisition. Within 50 days of its receipt of such notice, the board of directors of the Company must call and hold a special meeting of shareholders to vote on the proposed Control Share Acquisition unless it has determined that the notice was not given in good faith, the proposed Control Share Acquisition would not be in the best interest of the Company or the proposed Control Share Acquisition could not be consummated for financial or legal reasons. If a special meeting is to be held, the Company’s notice to shareholders must include or be accompanied by both the notice submitted to the Company by the person proposing to make a Control Share Acquisition and a statement by the Company of its position or recommendation with respect to such acquisition or a statement that it has not taken a position or made a recommendation.
     For purposes of Article Sixth, the person who delivered the notice may make the proposed Control Share Acquisition if both of the following occur:
•	the shareholders of the Company authorize such acquisition by an affirmative vote of a majority of (1) all voting shares represented at such meeting, and (2) all voting shares represented at such meeting that are not Interested Shares (as defined below); and

•	such acquisition is consummated, in accordance with the terms so authorized, not later than 360 days following shareholder authorization of the Control Share Acquisition.
Subject to certain exclusions, the term “Interested Shares” generally refers to voting shares held or controlled by:
•	the person whose notice prompted the calling of the special meeting of shareholders;

•	any officer of the Company elected or appointed by the directors of the Company, other than shares that have been beneficially owned by such person for three or more years;

•	any employee of the Company who is also a director of the Company, other than shares that have been beneficially owned by such person for three or more years;

•	any person who acquired his shares, directly or indirectly, for valuable consideration during the period beginning with the date of the first public disclosure of a proposed Control Share Acquisition and ending on the record date of the special meeting if (1) the aggregate consideration paid by such acquiring person for such shares exceeds $250,000, or (2) the number of shares acquired by such acquiring person exceeds one-half of 1% of the outstanding voting shares of the Company; and

•	any person who transfers voting shares for valuable consideration after the record date of the special meeting as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.
Business Combinations With Certain Persons
     The Company is subject to Chapter 1704 of the Ohio Revised Code, which prohibits certain business combinations and transactions between an “issuing public corporation” and an “Ohio law interested shareholder” for at least three years after the Ohio law interested shareholder attains 10% ownership, unless the board of directors of the issuing public corporation approves the transaction before the Ohio law interested shareholder attains 10% ownership. An “issuing public corporation” is an Ohio corporation with 50 or more shareholders that has its principal place of business, principal executive offices, or substantial assets within the State of Ohio, and as to which no close corporation agreement exists. An “Ohio law interested shareholder” is a beneficial owner of 10% or more of the shares of a corporation. Examples of transactions regulated by Chapter 1704 include the disposition of assets, mergers and consolidations, voluntary dissolutions and the transfer of shares.
     Subsequent to the three-year period, a transaction subject to Chapter 1704 may take place provided that certain conditions are satisfied, including:

•	prior to the interested shareholder’s share acquisition date, the board of directors approved the purchase of shares by the interested shareholder;

•	the transaction is approved by the holders of shares with at least 66 2/3% of the voting power of the corporation (or a different proportion set forth in the Articles of Incorporation), including at least a majority of the outstanding shares after excluding shares controlled by the Ohio law interested shareholder; or

•	the business combination results in shareholders, other than the Ohio law interested shareholder, receiving a fair price plus interest for their shares.
Chapter 1704 is applicable to all corporations formed under Ohio law.
Special Vote Required For Certain Amendments To Organizational Documents
     Certain provisions of the Articles of Incorporation, such as those set forth in Article Fifth and Article Sixth, may not be amended, altered or repealed except by the affirmative vote of at least 80% of the outstanding voting shares of the Company. Such 80% vote is also required to amend, alter or repeal any of the provisions of Section 7 (number of directors), Section 9 (classification, election and term of office of directors) or Section 10 (removal of directors) of the Regulations, unless such amendment has been recommended by at least two-thirds of the Continuing Directors, who are members of the board who were either elected as initial directors of the Company or were nominated for election or elected to the board with the approval of a majority of the Continuing Directors in office at the time of such nomination or election.

Other Provisions
     Certain other provisions of the Articles of Incorporation and the Regulations may also tend to discourage attempts to acquire control of the Company. These include advance notice requirements for director nominations and shareholder proposals, provisions that permit a special meeting to be called by shareholders only with the approval of the holders of 50% or more of outstanding voting shares and provisions that permit the Company to repurchase outstanding shares of its capital stock as permitted by law.
Transfer Agent and Registrar
     National City Bank serves as the transfer agent and registrar for the Common Stock.
Listing
     The Common Stock is quoted on the Nasdaq National Market under the symbol “PKOH.”
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Number	Exhibit
3.1	Amended and Restated Articles of Incorporation of Park-Ohio Holdings Corp. (filed as Exhibit 3.1 to the Form 10-K of Park-Ohio Holdings Corp. for the year ended December 31, 1998, SEC File No. 000-03134 and incorporated by reference and made a part hereof).

3.2	Code of Regulations of Park-Ohio Holdings Corp. (filed as Exhibit 3.2 to the Form 10-K of Park-Ohio Holdings Corp. for the year ended December 31, 1998, SEC File No. 000-03134 and incorporated by reference and made a part hereof).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.
	By:	/s/ Robert D. Vilsack Name: Robert D. Vilsack Title: Secretary and General Counsel
Dated: June 1, 2006

INDEX TO EXHIBITS

Number	Exhibit
3.1	Amended and Restated Articles of Incorporation of Park-Ohio Holdings Corp. (filed as Exhibit 3.1 to the Form 10-K of Park-Ohio Holdings Corp. for the year ended December 31, 1998, SEC File No. 000-03134 and incorporated by reference and made a part hereof).

3.2	Code of Regulations of Park-Ohio Holdings Corp. (filed as Exhibit 3.2 to the Form 10-K of Park-Ohio Holdings Corp. for the year ended December 31, 1998, SEC File No. 000-03134 and incorporated by reference and made a part hereof).